Exhibit 21.1

Subsidiaries of Prudential Financial, Inc.

Subsidiary	Jurisdiction of Incorporation
Prudential Financial, Inc.	New Jersey
Mulberry Muni Investors DA No. 1, Inc.	Delaware
Mulberry Muni Investors GLTC No. 1, Inc.	Delaware
Mulberry Muni Investors GLTC No. 2, Inc.	Delaware
Mulberry Muni Investors ILLT No. 1, Inc.	Delaware
Mulberry Muni Investors ILST No. 1, Inc.	Delaware
Mulberry Muni Investors PA No. 1, Inc.	Delaware
Mulberry Muni Investors PLAZIL No. 1, Inc.	Delaware
Mulberry Muni Invetors PLAZIL No. 2, Inc.	Delaware
PRUCO, Inc.	New Jersey
Prudential Capital & Investment Services, LLC	Delaware
Prudential Securities Group Inc.	Delaware
Braeloch Successor Corporation	Delaware
Braeloch Holdings Inc.	Delaware
Graham Resources, Inc.	Delaware
Graham Depository Company II	Delaware
Graham Energy, Ltd.	Louisiana
DWM (Hong Kong) Holdings Ltd.	Hong Kong
Bache Financial Derivatives, Ltd.	Hong Kong
Prudential Securities Investing Consulting (Taiwan) Co., Ltd.	Taiwan
Lapine Holding Company	Delaware
Lapine Development Corporation	California
Lapine Technology Corporation	California
P-B Finance Ltd.	Cayman Islands
PB Financial Services, Inc.	Delaware
Bache Overseas Funding Limited	UK
PBI Group Holdings Limited	UK
PBI Holdings Ltd.	UK
PBI (UK) Limited	UK
Bache Financial Limited	UK
Circle Nominees Limited	UK
Dryden Holdings Limited	UK
Dryden Capital Management Limited	UK
Dryden Nominees Limited	UK
PBI Fund Managers Limited	UK
PBI Management Limited	UK
Dryden Financial Limited	UK
Prudential-Bache Limited	UK
PBI Limited	UK
PFDS Holdings, LLC	Delaware
Pru Global Securities, LLC	Delaware

Prudential Financial Derivatives, LLC	Delaware
PGR Advisors, Inc.	Delaware
Prudential Equity Group, Inc.	Delaware
Bache & Co. (Lebanon) S.A.L.	Lebanon
Bache, S.A. de C.V.	Mexico
Prudential Securities CMO Issuer Inc.	Delaware
Prudential Securities Foundation	New York
Prudential-Bache Securities Agencias de Valores S.A.	Spain
Prudential Securities (Japan) Limited	Delaware
Prudential Securities Credit Corp., LLC	Delaware
TGH Records, LLC	Delaware
Prudential Securities Municipal Derivatives, Inc.	Delaware
Prudential Securities Secured Financing Corporation	Delaware
Prudential Securities Structured Assets, Inc.	Delaware
Prudential-Bache Energy Corp.	Delaware
Prudential-Bache Energy Production Inc.	Delaware
Prudential-Bache Global Markets Inc.	Delaware
Prudential-Bache Leasing Inc.	Delaware
Prudential-Bache Program Services Inc.	New York
Prudential-Bache Properties, Inc.	Delaware
Prudential-Bache Securities (Australia) Limited	Victoria, Australia
Prubache Nominees Pty Limited	Victoria, Australia
Prudential-Bache Securities (Germany) Inc.	Delaware
Prudential-Bache Trade Services Inc.	Delaware
Prudential-Bache Transfer Agent Services, Inc.	New York
Prudential Insurance Brokerage, Inc.	Arizona
Prudential General Agency of Ohio, Inc.	Ohio
Prudential General Insurance Agency of Florida, Inc.	Florida
Prudential General Insurance Agency of Kentucky, Inc.	Kentucky
Prudential General Insurance Agency of Massachusetts, Inc.	Massachusetts
Prudential General Insurance Agency of Mississippi, Inc.	Mississippi
Prudential General Insurance Agency of Nevada, Inc.	Nevada
Prudential General Insurance Agency of New Mexico, Inc.	New Mexico
Prudential General Insurance Agency of Wyoming, Inc.	Wyoming
Prudential P&C Holdings, LLC	Delaware
Prudential P&C Holdings NJ, LLC	Delaware
Prudential Property and Casualty General Agency, Inc.	Texas
Pruco Reinsurance Ltd.	Bermuda
Prudential Annuities Holding Company, Inc.	Delaware
American Skandia, Inc.	Delaware
American Skandia Advisory Services, Inc.	Delaware
American Skandia Fund Services, Inc.	Delaware
American Skandia Information Services and Technology Corporation	Delaware
American Skandia Investment Services Incorporated	Connecticut

American Skandia Life Assurance Corporation	Connecticut
American Skandia Marketing, Incorporated	Delaware
Prudential Asset Management Holding Company	New Jersey
PIFM Holdco, Inc.	Delaware
Prudential Investments LLC	New York
Prudential Investment Management Services LLC	Delaware
Prudential Mutual Fund Services LLC	New York
PIM Global Financial Strategies, Inc.	New Jersey
PIM Investments, Inc.	Delaware
PIM Foreign Investments, Inc.	Delaware
PGA Asian Retail Limited	Bermuda
PGA European Holdings, Inc.	Delaware
PIM UK Investments Limited	UK
Big Yellow Holdings Limited	Bermuda
PGA European Limited	Bermuda
PREI International, Inc.	Delaware
PRICOA China (Residential) Limited	Bermuda
China Homes, Ltd.	Bermuda
PIM Warehouse, Inc.	Delaware
PIM Global Investments Limited	UK
PMCC Holding Company	New Jersey
Prudential Mortgage Capital Company, LLC	Delaware
Capital Agricultural Property Services, Inc.	Delaware
Prudential Agricultural Credit, Inc.	Tennessee
Prudential Asset Resources, Inc.	Delaware
Prudential Mortgage Capital Asset Holding Company, LLC	Delaware
Prudential Mortgage Capital Company I, LLC	Delaware
Prudential Mortgage Capital Company II, LLC	Delaware
Prudential Mortgage Capital Company, Inc.	Delaware
Prudential Mortgage Capital Funding, LLC	Delaware
Prudential Mortgage Capital Holdings Corporation	Delaware
Prudential Carbon Mesa, Inc.	Delaware
Prudential Multifamily Mortgage, Inc.	Delaware
Prudential Huntoon Paige Associates, Ltd.	Delaware
The Robert C. Wilson Company	Texas
WMF CommQuote, Inc.	Delaware
Prudential Investment Management, Inc.	New Jersey
CRC Series B, LP	Delaware
GRA (Bermuda) GP Limited	Bermuda
Gateway Holdings, S. A.	Luxembourg
TMW Pramerica Real Estate Investors Luxembourg S.A.	Luxembourg
Prumerica Global Asset Management Company S.A.	Luxembourg
Jennison Associates LLC	Delaware
Jennison Capital Advisers LLC	Delaware

PGR Advisors I, Inc.	Delaware
GRA (Bermuda) Limited	Bermuda
Prudential Real Estate Investors, Sociedad Responsabilidad Limitada De Capital Variable	Mexico
PIC Holdings Limited	UK
PRICOA Capital Group Limited	UK
PRICOA Capital Management Limited	UK
PRICOA General Partner II (Co-Investment) Limited	UK
PRICOA General Partner II Limited	Scotland, UK
PRICOA Scottish General Partner II LP	Scotland, UK
PRICOA General Partner Limited	Scotland, UK
PRICOA Scottish General Partner LP	Scotland, UK
PRICOA Management Partner Limited	UK
Pramerica (GP) Limited	UK
Pramerica (GP2) Limited	UK
Pramerica Real Estate Investors Limited	UK
PRICOA Property Investment Management Limited	UK
Pramerica Regulated Business Limited	UK
PREI Acquisition I, Inc.	Delaware
PREI Acquisition II, Inc.	Delaware
TMW Real Estate Group, LLC	Delaware
Pramerica Asset Management, Inc.	New Jersey
Pramerica Fixed Income (Asia) Limited	Singapore
Prudential Relative Value Fund I, L.P.	Delaware
Pramerica Real Estate Investors (Asia) Pte. Ltd.	Singapore
Prudential Capital Group, L.P.	Delaware
Prudential Equity Investors, Inc.	New York
Prudential Home Building Investors, Inc.	New Jersey
Prudential Latin American Investments, Ltd.	Cayman Islands
Prudential Private Placement Investors L.P.	Delaware
Prudential Private Placement Investors, Inc.	New Jersey
Prudential Trust Company	Pennsylvania
PTC Services, Inc.	New Jersey
Prudential-Icatu Gestao de Investimentos Imobilaros, S.A.	Brazil
Quantitative Management Associates LLC	New Jersey
TRGOAG Company, Inc.	Delaware
Prudential Holdings, LLC	New Jersey
The Prudential Insurance Company of America	New Jersey
745 Property Investments	Massachusetts
ARL Holdings, Inc.	Delaware
Asian Infrastructure Mezzanine Capital Fund	Cayman Islands
Beagle Assets LLC	Delaware
COLICO, INC.	Delaware
Colico II, Inc.	Delaware
Datron Inc.	Delaware

Dryden Finance II, LLC	Delaware
Dryden Finance, Inc.	Delaware
Dryden Holdings Corporation	Delaware
Flor-Ag Corporation	Florida
Gateway South Urban Renewal Association	New Jersey
Gibraltar Hong Kong Holdings Limited Partnership	Hong Kong
Gibraltar Properties, Inc.	Delaware
Halsey Street Investments LLC	Delaware
PAMA Fund I Parallel Investment, LLC	Delaware
PGA Asian Holdings, Ltd.	Bermuda
PIC Realty Canada Limited	Canada
PIC Realty Corporation	Delaware
Luddite Associates, GP	Massachusetts
Perseverance Associates, LP	California
PPCP-I Holding Co., LLC	Delaware
PPCP-II Holding Co., LLC	Delaware
PRICOA GA Paterson Ltd.	Bermuda
PRICOA Green Cape Company Pty Ltd.	Australia
PRICOA Red Rocks Company Pty Ltd.	Australia
PRU 3XSquare, LLC	Delaware
Pru 101 Wood LLC	Delaware
PRUCO Life Insurance Company	Arizona
PRUCO Life Insurance Company of New Jersey	New Jersey
Pruco Securities, LLC	New Jersey
Prudential Arizona Reinsurance Captive Company	Arizona
Prudential Asset Holdings - Mexico, S. de R.L.de C.V.	Mexico
Prudential Assets LLC	Delaware
Prudential Direct, Inc.	Georgia
Prudential Direct Insurance Agency of Massachusetts, Inc.	Massachusetts
Prudential Direct Insurance Agency of New Mexico, Inc.	New Mexico
Prudential Direct Insurance Agency of Ohio, Inc.	Ohio
Prudential Financial Securities Investment Trust Enterprise	Taiwan
Prudential Funding, LLC	New Jersey
Prudential Global Funding, LLC	Delaware
Prudential Home Building Investment Advisors, L.P.	New Jersey
Prudential Realty Securities II, Inc.	Delaware
Prudential Realty Securities, Inc.	Delaware
Prudential 900 Aviation Boulevard, LLC	Delaware
Prudential Retirement Insurance and Annuity Company	Connecticut
Prudential Structured Settlement Company	Delaware
Rerun Assets LLC	Delaware
Residential Services Corporation of America	Delaware
Asset Disposition Trust, 1995-2	New Jersey
Residential Information Services, Inc.	Delaware

Securitized Asset Sales, Inc.	Delaware
The Prudential Home Mortgage Company, Inc.	New Jersey
PHMC Services Corporation	New Jersey
The Prudential Home Mortgage Securities Company, Ltd.	Delaware
SMP Holdings, Inc.	Delaware
Prudential Resources Management Asia, Limited	Hong Kong
SVIIT Holdings, Inc.	Delaware
SouthStreet Software, L.L.C.	Delaware
The Prudential Assigned Settlement Services Corp	New Jersey
The Prudential Brazilian Capital Fund LP	Cayman Island
Washington Street Investments LLC	Delaware
Prudential IBH Holdco, Inc.	Delaware
PBT Home Equity Holdings, Inc.	Georgia
Prudential Bank & Trust, FSB	Connecticut
Prudential International Insurance Holdings, Ltd.	Delaware
POK Securitization Specialty Co., Inc.	Korea
Pramerica Systems Ireland Limited	Ireland
Prudential Life Insurance Company of Taiwan Inc.	Taiwan
Prudential Seguros, S.A.	Argentina
Pramerica Life S.P.A	Italy
Prumerica Marketing S.r.l.	Italy
Pramerica Towarzystwo Ubezpieczen na Zycie Spolka Akcyjna	Poland
PruServicos Participacoes, S.A.	Brazil
Dedicar Corretora de Suguros de Vida Ltda.	Brazil
Gibraltar Corretora de Seguras Ltda.	Brazil
Prusub Participacoes Ltda.	Brazil
The Pramerica Life Insurance Company, Inc.	Philippines
The Prudential Life Insurance Company of Korea, Ltd.	Korea
The Gibraltar Marketing Company of Korea	Korea
The Prudential Life Insurance Company, Ltd.	Japan
Prudential International Insurance Services Company, L.L.C.	Delaware
Rockstone Co., Ltd.	Japan
Prudential International Investments Corporation	Delaware
PGLH of Delaware, Inc.	Delaware
PMA:Finanz-ud Versicherungsmkler GmbH	Germany
pma Software + Systeme GmbH	Germany
PIIC UK, Limited	UK
PKHC #1, LLC	Delaware
Prudential Imvestment & Securities Co., Ltd	Korea
Prudential Asset Management Co., Ltd	Korea
PKHC #2, LLC	Delaware
Pramerica Financial Asia Limited	Delaware
Pramerica Asia Fund Management Limited	Hong Kong
Pramerica Asia Management Services Limited	Delaware

Prudential Consultoria , S. De R.L. de C.V.	Mexico
Prudential Financial of Korea, Inc.	Delaware
Prudential Investment Management (Japan), Inc.	Delaware
Prudential Mexico, LLC	Delaware
Prudential Finanical Operadora de Sociedades de Inversion S.A. de C.V.	Mexico
Prudential Apolo Servicos, S.A. de C.V.	Mexico
Prudential Securities Investing Consulting (Taiwan) Co., Ltd.	Taiwan
Prudential International Investments, LLC	New Jersey
Prudential International Investments Advisers, LLC	Delaware
Prudential Japan Holdings, LLC	Delaware
Kyoei Annuity Home Co. Ltd. (Kabushiki Kaisha Kyouei Nenkin Home)	Japan
Kyosei Leasing Co., Ltd. (Kyosei Lease Kabushiki Kaisha)	Japan
Prudential Holdings of Japan, Inc.	Japan
The Gibraltar Life Insurance Company Ltd.	Japan
Prudential Real Estate Management Co., Ltd., LLC	Japan
Minami Aoyama Gardening Co., Ltd.	Japan
Sanei Premium Collecting Service Co., Ltd. (Kabushi Kaisha San-ei)	Japan
Gibraltar Agency Co., Ltd.	Japan
PG Insurance Service Co., Ltd.	Japan
Sanei Sightseeing Co., Ltd. (San-ei Kankno Kabushiiki Kaisha)	Japan
Satsuki Properties Co. Ltd. (Yugen Kaisha Satsuki Properties)	Japan
Prudential Management Canada Ltd.	Ontario
Prudential Real Estate and Relocation Services, Inc.	Delaware
Corporate America Realty, Inc.	New Jersey
PRICOA Consulting (Shanghai) Co., Ltd.	China
PRICOA Relocation Asia Pte. Ltd.	Singapore
PRICOA Relocation France SAS	Paris, France
PRICOA Relocation Holdings Limited	UK
Pricoa Relocation Management Limited	UK
Pricoa Relocation United Kingdom Limited	UK
PRICOA Relocation Hong Kong Limited	Hong Kong
Prudential Community Interaction Consulting, Inc.	Delaware
Prudential Real Estate Affiliates of Canada Ltd.	Ontario, Canada
Prudential Real Estate Affiliates, Inc.	Delaware
Prudential Realty Holding Company, Inc.	Delaware
Prudential Referral Services, Inc.	Delaware
Prudential Relocation, Inc.	Colorado
Prudential Relocation, S. de R.L. de C.V.	Mexico
PRSLP Inc.	Delaware
Prudential Relocation Canada, Ltd.	Canada Federal, Canada
Prudential Relocation, Ltd.	Ontario
Prudential Residential Services, Inc.	Delaware
The Relocation Freight Corporation of America	California
Prudential Texas Residential Services Corporation	Texas

The Prudential Real Estate Financial Services of America, Inc.	California
eRealty, Inc.	Texas
Prudential Real Estate Services Company, LLC	Texas
Prudential Retirement Financial Services Holding LLC	Delaware
Global Portfolio Strategies, Inc.	Connecticut
Prudential Retirement Brokerage Services, Inc.	Delaware
The PSI Programs LLC	Delaware
Vantage Casualty Insurance Company	Indiana